CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Annual Report of Craft College Inc. (the "Company") on Form 10-KSB/A for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date here of (the "report"), I, Pat Castillo, Chief Executive Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 26th day of August, 2008.

/s/ PAT CASTILLO Pat Castillo Chief Executive Officer and Chief Accounting Officer